                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               FORM 8-K AMENDED

                      Pursuant to Section 13 of 15 (d) of
                      the Securities Exchange Act of 1934

                               NOVEMBER 1, 1996
                           (Earliest Event Reported)

                           ISB FINANCIAL CORPORATION
                         (Exact Name of Registrant as
                           Specified in its Charter)

          LOUSISIANA                     0-25756                  72-1280718
(State or orther jurisdiction     (Commission File No.)          (IRS Employer
    of Incorporation)                                       Identification number)

                        1101 EAST ADMIRAL DOYLE DRIVE
                         NEW IBERIA, LOUISIANA  70560
                    (Address of principal executive office)

                            (318)  -  365  -  2361
             (Registrant's telephone number, including area code)

ITEM 2.     ACQUISITION OF ASSETS

    On October 18, 1996, ISB Financial Corporation completed its acquisition of Jefferson Bancorp, Inc. and its subsidiary, Jefferson Federal Savings Bank of Gretna, Louisiana. Jefferson Federal Savings Bank will continue to operate as a subsidiary of ISB Financial Corporation under the name of Jefferson Bank.

    Jefferson Bancorp, Inc. shareholders received $23.00 in cash for each share of common stock owned. In completing the acquisition, ISB Financial Corporation paid $47.0 million in cash to Jefferson Bancorp, Inc. shareholders.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         a)  Financial Statements of Business Acquired.

             Consolidated Balance Sheet as of September 30, 1996

             Consolidated Statement of Income For The Nine Months Ended September 30, 1996.

         b)  Pro Forma Financial Information

             Pro Forma Combining Balance Sheet As Of September 30, 1996.

             Pro Forma Combining Statement of Income For The Nine Months Ended September 30, 1996.

             Notes to Pro Forma Combining Balance Sheet And Combining Statement of Income.

                                   SIGNATURE

          Pursuant to the reuqirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ISB FINANCIAL CORPORATION

Dated:   December 27, 1996        By:   /s/  William M. Lahasky
                                     --------------------------
                                     William M. Lahasky
                                     Vice President & Chief Financial Officer

                            JEFFERSON BANCORP, INC.
                          Consolidated Balance Sheet
                           As of September 30, 1996
                            (Dollars in Thousands)

ASSETS

Cash and Cash Equivalents:
    Cash on Hand and Due from Banks                        $  2,089
    Interest Bearing Deposits                                12,755
Investment Securities:
    Held to Maturity                                         62,977
    Available for Sale, at market value                           0
Mortgage-Backed Securities Held to Maturity                 114,475
Loans Receivable, Net                                        64,208
Real Estate Owned                                                 0
Premises and Equipment, Net                                   2,356
Federal Home Loan Bank Stock, at Cost                         1,631
Accrued Interest Receivable, Net                              2,073
Other Assets                                                  1,306
Goodwill                                                          0
                                                           --------
Total Assets                                               $263,870

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits                                                   $224,333
Federal Home Loan Bank Advances                                   0
Accrued Interest Payable on Deposits                            101
Advance Payments by Borrowers for Taxes and Insurance           711
Other Liabilities                                             3,131
                                                           --------
Total Liabilities                                           228,276
                                                           --------

Stockholders' Equity:
Preferred Stock                                                   0
Common Stock                                                     22
Paid in Capital                                              18,768
Retained Earnings                                            18,204
Unearned Common Stock Held by ESOP                             (684)
Unearned Common Stock Held by MRP Trust                        (716)
Treasury Stock                                                    0
                                                           --------
Total Stockholders' Equity                                   35,594

Total Liabilities and Stockholders' Equity                 $263,870
                                                           --------
                                                           --------

                            JEFFERSON BANCORP, INC.
                       Consolidated Statement of Income
                 For The Nine Months Ended September 30, 1996
                            (Dollars in Thousands)

Interest Income:
    Loans                                                  $ 3,813
    Investment Securities Available for Sale                     0
    Investment Securities Held to Maturity                   3,427
    Mortgage-Backed Securities Held to Maturity              5,394
    Interest-Bearing Deposits                                  295
                                                           -------
Total Interest Income                                       12,929
                                                           -------
Interest Expense:
    Deposits                                                 6,583
    Federal Home Loan Bank Advances                              0
                                                           -------
Total Interest Expense                                       6,583
                                                           -------
Net Interest Income                                          6,346

Provision for Loan Losses                                      (20)
                                                           -------
Net Interest Income After Provision for Loan Losses          6,366
                                                           -------
Noninterest Income:
    Service Charges on Deposit Accounts                        680
    Late Charges and Other Fees on Loans                        38
    Dividends on FHLB Stock                                     69
    Other Income                                                90
                                                           -------
Total Noninterest Income                                       877
                                                           -------
Noninterest Expense:
    Salaries and Employee Benefits                           2,580
    SAIF Deposit Insurance Premium                             395
    SAIF Special Assessment                                  1,483
    Depreciation Expense                                       165
    Occupancy Expense                                          184
    Net Costs (Income) of Other Real Estate                    (18)
    Amortization of Goodwill                                     0
    Other                                                    1,286
                                                           -------
Total Noninterest Expense                                    6,075
                                                           -------
Income (Loss) Before Income Taxes                            1,168

Income Taxes (Benefit)                                         234
                                                           -------
Net Income (Loss)                                          $   934
                                                           -------
                                                           -------

                  ISB FINANCIAL CORPORATION AND SUBSIDIARIES
                  Unaudited Pro Forma Combining Balance Sheet
                           As Of September 30, 1996
                            (Dollars in Thousands)

                                                           ISB Financial       Jefferson        Pro Forma      Pro Forma
                                                            Corporation      Bancorp, Inc.     Adjustments     Combined
                                                           -------------     -------------     -----------     ---------
ASSETS

Cash and Cash Equivalents:
    Cash on Hand and Due from Banks                          $  8,489           $  2,089                        $ 10,578
    Interest Bearing Deposits                                  41,733             12,755        (28,524) a        25,964
Investment Securities:
    Held to Maturity                                            2,215             62,977            178  c         2,215
                                                                                                (63,155) e
    Available for Sale, at market value                        60,177                  0        (12,171) a       111,161
                                                                                                 63,155  e
    Trading Account Securities, at market value                 2,722                  0         (2,381) b           341
Mortgage-Backed Securities Held to Maturity                    50,287            114,475         (7,702) a       156,783
                                                                                                   (277) d
Loans Receivable, Net                                         490,738             64,208                         554,946
Real Estate Owned                                                 938                  0                             938
Premises and Equipment, Net                                    12,361              2,356                          14,717
Federal Home Loan Bank Stock, at Cost                           4,116              1,631                           5,747
Accrued Interest Receivable, Net                                4,349              2,073                           6,422
Other Assets                                                    4,389              1,306                           5,695
Goodwill                                                        3,313                  0         15,283  f        18,596
                                                             --------           --------       --------         --------
Total Assets                                                 $685,827           $263,870       $(35,594)        $914,103
                                                             --------           --------       --------         --------
                                                             --------           --------       --------         --------

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits                                                     $517,146           $224,333                        $741,479
Federal Home Loan Bank Advances                                47,995                  0                          47,995
Accrued Interest Payable on Deposits                              708                101                             809
Advance Payments by Borrowers for Taxes and Insurance           1,303                711                           2,014
Other Liabilities                                               6,361              3,131                           9,492
                                                             --------           --------                        --------
Total Liabilities                                             573,513            228,276                         801,789
                                                             --------           --------                        --------

Stockholders' Equity:
Preferred Stock                                                     0                  0                               0
Common Stock                                                    7,381                 22            (22) g         7,381
Paid in Capital                                                65,600             18,768        (18,768) g        65,600
Retained Earnings                                              53,333             18,204        (18,204) g        53,333
Unearned Common Stock Held by ESOP                             (4,791)              (684)           684  g        (4,791)
Unearned Common Stock Held by MRP Trust                        (4,564)              (716)           716  g        (4,564)
Treasury Stock                                                 (4,859)                 0                          (4,859)
Net Unrealized Gain on Securities                                 214                  0                             214
                                                             --------           --------       --------         --------
Total Stockholders' Equity                                    112,314             35,594        (35,594)         112,314
                                                             --------           --------       --------         --------
Total Liabilities and Stockholders' Equity                   $685,827           $263,870       $(35,594)        $914,103
                                                             --------           --------       --------         --------
                                                             --------           --------       --------         --------

                  ISB FINANCIAL CORPORATION AND SUBSIDIARIES
               Unaudited Pro Forma Combining Statement of Income
                 For The Nine Months Ended September 30, 1996
                            (Dollars in Thousands)

                                                           ISB Financial       Jefferson        Pro Forma      Pro Forma
                                                            Corporation      Bancorp, Inc.     Adjustments     Combined
                                                           -------------     -------------     -----------     ---------
Interest Income:
    Loans                                                    $  28,587          $ 3,813                        $  32,400
    Investment Securities Available for Sale                     3,149                0            (556) h         2,593
    Investment Securities Held to Maturity                          62            3,427                            3,489
    Mortgage-Backed Securities Held to Maturity                  2,440            5,394            (371) i         7,463
    Interest-Bearing Deposits                                    2,434              295          (1,193) j         1,536
                                                             ---------          -------         -------        ---------
Total Interest Income                                           36,672           12,929          (2,120)          47,481
                                                             ---------          -------         -------        ---------
Interest Expense:
    Deposits                                                    16,386            6,583                           22,969
    Federal Home Loan Bank Advances                              2,331                0                            2,331
                                                             ---------          -------         -------        ---------
Total Interest Expense                                          18,717            6,583               0           25,300
                                                             ---------          -------         -------        ---------
Net Interest Income                                             17,955            6,346          (2,120)          22,181

Provision for Loan Losses                                           44              (20)                              24
                                                             ---------          -------         -------        ---------
Net Interest Income After Provision for Loan Losses             17,911            6,366          (2,120)          22,157
                                                             ---------          -------         -------        ---------
Noninterest Income:
    Service Charges on Deposit Accounts                          1,336              680                            2,016
    Late Charges and Other Fees on Loans                           542               38                              580
    Dividends on FHLB Stock                                        174               69                              243
    Other Income                                                   640               90                              730
                                                             ---------          -------         -------        ---------
Total Noninterest Income                                         2,692              877               0            3,569
                                                             ---------          -------         -------        ---------
Noninterest Expense:
    Salaries and Employee Benefits                               5,870            2,580                            8,450
    SAIF Deposit Insurance Premium                                 767              395                            1,162
    SAIF Special Assessment                                      2,894            1,483                            4,377
    Depreciation Expense                                           708              165                              873
    Occupancy Expense                                              825              184                            1,009
    Net Costs (Income) of Other Real Estate                         38              (18)                              20
    Amortization of Goodwill                                        98                0           1,343  k         1,441
    Other                                                        3,935            1,286                            5,221
                                                             ---------          -------         -------        ---------
Total Noninterest Expense                                       15,135            6,075           1,343           22,553
                                                             ---------          -------         -------        ---------
Income (Loss) Before Income Taxes                                5,468            1,168          (3,463)           3,173
Income Taxes (Benefit)                                           2,028              234            (806) l         1,456
                                                             ---------          -------         -------        ---------
Net Income (Loss)                                               $3,440             $934         ($2,657)          $1,717
                                                             ---------          -------         -------        ---------
                                                             ---------          -------         -------        ---------
Net Income (Loss) per Common Share                               $0.50                                             $0.26
                                                                 -----                                             -----
                                                                 -----                                             -----
Weighted Average Shares Outstanding                          6,649,352                                         6,649,352
                                                             ---------          -------         -------        ---------
                                                             ---------          -------         -------        ---------

                    ISB FINANCIAL CORPORATION AND SUBSIDIARIES
                  Notes To Pro Forma Combining Balance Sheet And
                         Combining Statement of Income


    a) The consideration paid to purchase the outstanding shares of Jefferson Bancorp, Inc. by ISB Financial Corporation was in the form of cash. Investment securities available for sale and mortgage-backed securities were liquidated to to provide $19.9 million of the $47.0 million of cash required to purchase Jefferson Bancorp's outstanding common stock. The remainder of the consideration of $27.2 million came from interest bearing deposits. In addition, $1.4 million of interest bearing deposits were used to fund expenses of the acquisition transaction.

    b) ISB Financial Corporation previously owned 105,000 shares of Jefferson Bancorp, Inc. common stock. These shares were effectively canceled when the transaction was completed.

    c) Investment securities held to maturity were valued at fair market value as of the date of the transaction.

    d) Mortgage-backed securities were valued at fair market value as of the date of the transaction.

    e) Investment securities held to maturity were reclassified as investment securities available for sale.

    f) Intangibles representing the purchase price over net assets acquired of approximately $15.3 million were recorded. A portion of the intangibles represents core deposit intangibles and the remainder represents goodwill.

    g) The equity section of Jefferson Bancorp, Inc. was eliminated as this transaction was accounted for using the purchase method.

    h) Reflects the elimination of interest income on interest bearing deposits based on an average yield of 5.56% for the nine months ended September 30, 1996.

    i) Reflects the elimination of interest income on investments available for sale based on an average yield of 6.09% for the nine months ended September 30, 1996.

    j) Reflects the elimination of interest income on mortgage-backed securities based on an average yield of 6.43% for the nine months ended September 30, 1996.

    k) Reflects the amortization of core deposit intangibles and goodwill. Core deposit intangibles are amortized over 8 years using the sum of the quarters digits method and goodwill is amortized over 25 years using the straight line method.

    l) Reflects the income tax benefit due to reduced net interest income. An effective tax rate of 38% was used. The amortization of core deposit intangibles and goodwill are not deductible for tax purposes.

                                   SIGNATURE

          Pursuant to the reuqirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ISB FINANCIAL CORPORATION

Dated:   December 27, 1996        By:   /s/  William M. Lahasky
                                     --------------------------
                                     William M. Lahasky
                                     Vice President & Chief Financial Officer